INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated August 31, 2026

to the Prospectus and Statement of Additional Information

dated January 28, 2026

Michael Allison retired from Independent Franchise Partners LLP (the “Adviser”) and is no longer a portfolio manager of the Independent Franchise Partners US Equity Fund (the “Fund”). All references to Michael Allison as a portfolio manager of the Fund in the Prospectus and Statement of Additional Information are hereby deleted. In addition, all biographical information relating to Michael Allison on page 9 of the Prospectus in the subsection entitled “Portfolio Manager Biographies” is hereby deleted; and all information relating to Michael Allison’s ownership of Fund shares set forth on page 15 of the Statement of Additional Information in the subsection entitled “Portfolio Manager Fund Holdings” is hereby deleted.

Terence Fisher became a Partner of the Adviser. Accordingly, the information identifying the Fund’s portfolio managers on page 4 of the Prospectus in the subsection entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Jayson Vowles
Portfolio Manager since inception of the Fund in December 2011
Partner of the Adviser

Karim Ladha
Member of the investment team since inception of the Fund in December 2011 and Portfolio Manager since January 2015
Partner of the Adviser

Richard Crosthwaite
Member of the investment team and Portfolio Manager since January 2014
Partner of the Adviser

Terence Fisher
Member of the investment team since October 2015 and Portfolio Manager since June 2021

Partner of the Adviser

This Supplement and the Prospectus should be retained for future reference.